Exhibit 99.3

                      RBC Mortgage Loan Purchase Agreement

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                (RBC BANK LOANS)

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of August 1, 2007, between Royal Bank of Canada, acting through its branch located at One Liberty Plaza, New York, NY 10006-1404 (the "Seller") and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2007, between the Purchaser, as depositor, Capmark Finance Inc., as Capmark Master Servicer (together with its successors and assigns, the "Master Servicer"), Prudential Asset Resources, Inc., as Prudential Master Servicer and DC Hilton Special Servicer, Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), as General Special Servicer (the "Special Servicer"), Wells Fargo Bank, National Association, as Trustee and Custodian, and U.S. Bank National Association, as Paying Agent, Certificate Registrar and Authenticating Agent. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-3 Class A-4, Class A-M and Class A-J Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., RBC Capital Markets Corporation and Greenwich Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated August 9, 2007 (the "Underwriting Agreement"), and the Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated August 9, 2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated June 22, 2007, as supplemented by a Prospectus Supplement dated August 9, 2007 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of August 9, 2007 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended from time to time prior to the Closing Date to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of approximately $394,427,182. The sale of the Mortgage Loans shall take place on August 23, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price in the Bill of Sale. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            Notwithstanding anything to the contrary in this Agreement, with respect to the Mortgage Loans originated or acquired by the Seller and subject to defeasance, the Seller shall retain the right to designate and establish the successor borrower and to purchase or cause the purchase on behalf of the related borrower of the related defeasance collateral ("Seller Defeasance Rights and Obligations"). In the event the Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan originated or acquired by the Seller and subject to defeasance, the Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Seller or its assignee. Until such time as the Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller, with the understanding that a Servicing Rights Purchase Agreement, dated August 23, 2007, will be executed by the Seller and the Master Servicer, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to the Custodian on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 4 in favor of the Trustee, the Master Servicer and the Special Servicer to empower the Trustee, the Master Servicer and, in the event of the failure or incapacity of the Trustee and the Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the Master Servicer and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Custodian shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Custodian shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to the Custodian on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by the Custodian on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed on its face or by allonge attached thereto in blank or endorsed "Pay to the order of Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Authorized Person's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Authorized Person's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15";

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Authorized Person's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Authorized Person's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15," which assignment may be effected in the related Assignment of Mortgage;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee (or delivered to the Custodian on the Trustee's behalf) on behalf of the Trust with a copy to be held by the Master Servicer, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan and the Pooling and Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the Master Servicer on behalf of the Trustee, with a copy to be held by the Custodian on behalf of the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan and the Pooling and Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Custodian on behalf of the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the Master Servicer shall be held in its capacity as agent of the Trust, and if the Master Servicer sells its rights to service the applicable Mortgage Loan, the Master Servicer has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, in each case, at the expense of the Master Servicer. The Master Servicer has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender;

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

            "Authorized Person's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer, any Assistant Treasurer or any other person duly authorized to certify matters relating to the Seller's U.S. commercial mortgage-backed securities business.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans in blank or naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements may name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Authorized Person's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Custodian on behalf of the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Custodian on behalf of the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Custodian on behalf of the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 90 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the Master Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Each of the foregoing items shall be delivered by the Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the Master Servicer.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Custodian (on behalf of the Trustee) or the Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property (other than the servicing rights thereto). It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule (other than the servicing rights thereto), including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise reasonably cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the Master Servicer with any additional information identified by the Master Servicer, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a Canadian chartered bank acting through its branch located at One Liberty Plaza, New York, New York 10006-1404, is in good standing and has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

            (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of August 9, 2007, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement) taken together as a whole, as of the Time of Sale (as defined in the Indemnification Agreement), and the Memorandum and the Prospectus Supplement, as of their respective dates, (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (ii) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (iv) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (v) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (vi) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Custodian on behalf of the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or
(ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans at the time of origination as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business
Days) upon becoming aware of any such Material Document Defect or Material Breach, the Master Servicer shall, and the Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Authorized Person's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Document Defect or Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and
(y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause
(2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

            With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5, Section 9.12,
Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO Property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the Special Servicer on its behalf) shall give written notice within three Business Days) to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Loan Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Loan Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's articles of organization and by-laws.

            (d) A certificate of confirmation for the Seller issued by Canada's Office of the Superintendent of Financial Institutions and a certificate of licensing of the Seller issued by the Comptroller of the Currency of the United States dated not earlier than 30 days prior to the Closing Date.

            (e) A certificate of an Authorized Person, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under Canadian law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States, and the laws of the states thereof, and the banking laws of Canada, and the laws of the provinces and territories thereof, as applicable.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated August 9, 2007, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
3.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated August 9, 2007.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event specifically related to the Seller reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise been automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to Anthony Sfarra (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Royal Bank of Canada, One Liberty Plaza, 3rd Floor, New York, NY 10006-1404,
Attention: John Gluszak, facsimile number (212) 428-2304, with a copy to Seller at 17950 Preston Road, Suite 660, Dallas, Texas 75252, Attention: Tanya Little, facsimile number (972) 581-2822.

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                       ROYAL BANK OF CANADA


                                       By: /s/ John Gluszak
                                           -------------------------------------
                                           Name: John Gluszak
                                           Title: Authorized Signatory


                                       MORGAN STANLEY CAPITAL I INC.


                                       By: /s/ Anthony J. Sfarra
                                           -------------------------------------
                                           Name: Anthony J. Sfarra
                                           Title: Executive Director

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS


Mortgage Loan No.   CMSA Loan No.   CMSA Property No.   Mortgage Loan Seller(1)
-----------------   -------------   -----------------   -----------------------
                               10
               10                   10-001              RBC
               10                   10-002              RBC
               10                   10-003              RBC
               10                   10-004              RBC
               10                   10-005              RBC
               11              11   11-001              RBC
               17              17   17-001              RBC
               21              21   21-001              RBC
               24              24   24-001              RBC
               32              32   32-001              RBC
               36              36   36-001              RBC
               38              38   38-001              RBC
               41              41   41-001              RBC
               44              44   44-001              RBC
               50              50   50-001              RBC
               51              51   51-001              RBC
               52              52   52-001              RBC
               56              56   56-001              RBC
               57              57   57-001              RBC
               67              67   67-001              RBC
               68              68   68-001              RBC
               69              69   69-001              RBC
               72              72   72-001              RBC
               73              73   73-001              RBC
               74              74   74-001              RBC
               78              78   78-001              RBC
               79              79   79-001              RBC
               82              82   82-001              RBC
               87              87   87-001              RBC
               88              88   88-001              RBC
               91              91   91-001              RBC
               92              92   92-001              RBC
               95              95   95-001              RBC
               99              99   99-001              RBC
              106             106   106-001             RBC
              110             110   110-001             RBC
              115             115   115-001             RBC
              128             128   128-001             RBC


Mortgage Loan No.   Property Name(2)                       Loan Group   Cross-Collateralization(2)   Original Balance
-----------------   ------------------------------------   ----------   --------------------------   ----------------
                    Jackson Portfolio Roll-Up                                                             $65,000,000
               10   Cherry Grove (VI)                               2   No                                $27,902,000
               10   Camellia Trace (VI)                             2   No                                $15,760,000
               10   Northridge (VI)                                 2   No                                $11,250,000
               10   Cedarwood (VI)                                  2   No                                 $6,885,000
               10   Whispering Oaks (VI)                            2   No                                 $3,203,000
               11   Metroplex                                       1   No                                $48,000,000
               17   Steadfast Heritage                              1   No                                $37,500,000
               21   Lynnwood                                        1   No                                $22,168,000
               24   Nantucket Self Storage                          1   No                                $20,000,000
               32   Sawtelle Self Storage                           1   No                                $15,000,000
               36   Jonesboro                                       1   No                                $13,700,000
               38   Ahwatukee Mercado                               1   No                                $13,483,000
               41   Colony Bay Apartments                           2   No                                $11,900,000
               44   Evergreen - IH 10 & Floresville                 1   No                                $10,800,000
               50   Firewheel Village                               1   No                                $10,400,000
               51   Woodcreek Village                               1   No                                $10,300,000
               52   Manhattan Beach Mall                            1   No                                $10,191,000
               56   Provinces                                       1   No                                 $9,585,000
               57   The Shoppes At Osgood                           1   No                                 $9,300,000
               67   Hampton Suites                                  1   No                                 $7,500,000
               68   Beechgrove                                      2   No                                 $7,500,000
               69   Kohl's Shopping Center                          1   No                                 $7,000,000
               72   Holiday Inn Express- Costa Mesa                 1   No                                 $6,750,000
               73   Amber Valley Retail Center                      1   No                                 $6,150,000
               74   Caliente Springs RV and Self Storage            1   No                                 $6,000,000
               78   Siete Shopping Center                           1   No                                 $5,023,000
               79   Bridgeview                                      1   No                                 $4,600,000
               82   Walkersville Self Storage                       1   No                                 $4,400,000
               87   Devon Ocala                                     1   No                                 $4,025,000
               88   Evergreen -Fair Oaks West                       1   No                                 $4,000,000
               91   Park Oakhurst A/C Self Storage                  1   No                                 $3,700,000
               92   Lanco Mini Storage                              1   No                                 $3,500,000
               95   Devon Stone Mountain                            1   No                                 $3,408,000
               99   Century 21                                      1   No                                 $3,300,000
              106   Planet Self Storage                             1   No                                 $3,000,000
              110   Peakview Self Storage                           1   No                                 $2,920,000
              115   Collierville Marketplace                        1   No                                 $2,800,000
              128   Devon Anderson                                  1   No                                 $1,550,000


Mortgage Loan No.   Cut-Off Date Balance(3)   NOI DSCR(4)   NCF DSCR(4)   Cut-Off Date LTV    Balloon LTV
-----------------   -----------------------   -----------   -----------   ----------------    -----------
                                $65,000,000          1.43          1.37               80.0%          80.0%
               10               $27,902,000          1.43          1.37               80.0%          80.0%
               10               $15,760,000          1.43          1.37               80.0%          80.0%
               10               $11,250,000          1.43          1.37               80.0%          80.0%
               10                $6,885,000          1.43          1.37               80.0%          80.0%
               10                $3,203,000          1.43          1.37               80.0%          80.0%
               11               $48,000,000          1.35          1.29               73.2%          73.2%
               17               $37,500,000          1.29          1.22               76.2%          76.2%
               21               $22,168,000          1.33          1.27               77.9%          77.9%
               24               $20,000,000          1.39          1.38               79.7%          79.7%
               32               $15,000,000          1.45          1.21               78.8%          73.5%
               36               $13,700,000          1.41          1.38               78.3%          78.3%
               38               $13,483,000          1.20          1.14               77.9%          77.9%
               41               $11,900,000          1.66          1.48               75.8%          75.8%
               44               $10,800,000          1.37          1.12               77.3%          74.6%
               50               $10,400,000          1.48          1.36               80.0%          80.0%
               51               $10,300,000          1.41          1.35               79.2%          79.2%
               52               $10,191,000          1.31          1.22               77.2%          77.2%
               56                $9,585,000          1.26          1.18               77.2%          77.2%
               57                $9,300,000          1.49          1.18               62.8%          57.9%
               67                $7,500,000          2.36          1.77               59.1%          55.2%
               68                $7,493,800          1.37          1.25               74.8%          63.6%
               69                $7,000,000          1.66          1.22               68.0%          63.2%
               72                $6,750,000          1.54          1.31               75.0%          66.6%
               73                $6,150,000          1.56          1.20               74.5%          68.7%
               74                $6,000,000          1.29          1.11               55.7%          50.8%
               78                $5,023,000          1.54          1.18               75.5%          68.2%
               79                $4,591,027          1.34          1.21               76.5%          64.6%
               82                $4,400,000          1.31          1.10               65.5%          59.7%
               87                $4,021,871          1.59          1.55               63.3%          57.6%
               88                $4,000,000          1.37          1.08               79.4%          76.4%
               91                $3,700,000          1.26          1.03               79.6%          71.8%
               92                $3,500,000          1.32          1.06               79.7%          71.8%
               95                $3,401,765          1.45          1.39               66.3%          56.5%
               99                $3,300,000          1.78          1.47               63.5%          59.5%
              106                $3,000,000          1.30          1.04               50.3%          45.5%
              110                $2,920,000          1.54          1.25               78.3%          69.2%
              115                $2,800,000          2.04          1.63               55.7%          51.0%
              128                $1,548,719          1.43          1.37               75.2%          68.1%


Mortgage Loan No.   Street Address
-----------------   -----------------------------------------------------------------------------------

               10   299 Walker Rd
               10   100 Trace Drive
               10   33 Constellation Circle
               10   714A Walker Rd
               10   1985 Campbell Street
               11   7340 & 7480 Miramar Road
               17   1895 Fourteenth Avenue SE
               21   3225 Alderwood Mall Blvd.
               24   6 Sun Island Drive
               32   2240 Sawtelle Blvd.
               36   1843 East Highland and 2300-2302 East Highland
               38   4747 East Elliot
               41   6530 Covington Road
               44   512 10th Street/1802 B Street, 25300 IH 10 West, 28730 IH 10 West, 25518 IH 10 West
               50   3178 Lavon Drive
               51   4001 Woodcreek Oaks Blvd
               52   500 S Sepulveda Boulevard
               56   1050 East Ray Road
               57   4323,4265,4281,4151 45th St
               67   14783 West Grand Avenue
               68   4651 Mimi Drive
               69   1814 Centeral Ave.
               72   2070 Newport Boulevard
               73   2501, 2551 and 2581 45th St South
               74   15305 Little Morongo Road
               78   4139 W. Bell Road
               79   7401 S. 78th Ave.
               82   201 Stauffer Court
               87   2401 SW 17th Rd.
               88   28983 & 28991 IH 10 West
               91   13799 Park Blvd
               92   1813 Old Philadelphia Pike
               95   5502 Memorial Dr.
               99   12331 Pacific Highway South
              106   350 Alumni Rd.
              110   2702 E. Yampa St., 1012 Hathaway Dr., 6050 Terminal Ave.
              115   988 Civic Center Drive
              128   205 Beltline Road


Mortgage Loan No.   City                       State   Zip Code       Property Type   Property Sub-Type   Units/SF
-----------------   ------------------------   -----   ------------   -------------   -----------------   --------

               10   Jackson                    TN             38305   Multifamily     Garden                   380
               10   Jackson                    TN             38305   Multifamily     Garden                   212
               10   Jackson                    TN             38305   Multifamily     Garden                   160
               10   Jackson                    TN             38305   Multifamily     Garden                   101
               10   Jackson                    TN             38305   Multifamily     Garden                    50
               11   San Diego                  CA             92126   Retail          Unanchored           211,734
               17   Albany                     OR             97322   Retail          Anchored             288,853
               21   Lynnwood                   WA             98036   Retail          Anchored             105,338
               24   Nantucket                  MA             02554   Self Storage    Self Storage          93,585
               32   Los Angeles                CA             90064   Self Storage    Self Storage          50,064
               36   Jonesboro                  AR             72401   Retail          Anchored             151,324
               38   Phoenix                    AZ             85044   Retail          Anchored              54,065
               41   Fort Wayne                 IN             46804   Multifamily     Garden                   495
               44   Floresville, San Antonio   TX      78114, 78257   Self Storage    Self Storage         227,392
               50   Garland                    TX             75040   Retail          Anchored             148,870
               51   Roseville                  CA             95747   Retail          Anchored              29,335
               52   Manhattan Beach            CA             90266   Office          Office                32,321
               56   Chandler                   AZ             85225   Retail          Unanchored            34,295
               57   Fargo                      ND             58104   Retail          Anchored             131,179
               67   Surprise                   AZ             85374   Hospitality     Limited Service          100
               68   Indianapolis               IN             46237   Multifamily     Garden                   304
               69   Albany                     NY             12205   Retail          Anchored             139,078
               72   Costa Mesa                 CA             92626   Hospitality     Limited Service           62
               73   Fargo                      ND             58104   Retail          Unanchored            56,469
               74   Desert Hot Springs         CA             92240   Self Storage    Self Storage          88,575
               78   Phoenix                    AZ             85053   Retail          Anchored              35,950
               79   Bridgeview                 IL             60455   Industrial      Warehouse            192,384
               82   Walkersville               MD             21793   Self Storage    Self Storage          55,928
               87   Ocala                      FL             34474   Self Storage    Self Storage          82,841
               88   Boerne                     TX             78006   Self Storage    Self Storage         111,286
               91   Seminole                   FL             33776   Self Storage    Self Storage          33,173
               92   Lancaster                  PA             17602   Self Storage    Self Storage          61,685
               95   Stone Mountain             GA             30083   Self Storage    Self Storage         105,788
               99   Lakewood                   WA             98499   Self Storage    Self Storage          52,175
              106   Newington                  CT             06111   Self Storage    Self Storage          88,300
              110   Colorado Springs           CO             80909   Self Storage    Self Storage          48,045
              115   Collierville               TN             38017   Self Storage    Self Storage          71,225
              128   Anderson                   SC             29621   Self Storage    Self Storage          39,349


                                                                                                                        Security
Mortgage Loan No.   Year Built                     Year Renovated   Percent Leased(5)    Percent Leased as of Date(5)   Type(6)
-----------------   ----------------------------   --------------   -----------------    ----------------------------   --------

               10                           1997              NAP                91.1%   03/07/2007                     Fee
               10                           2001              NAP                91.5%   03/07/2007                     Fee
               10                           1996             2006                99.4%   03/07/2007                     Fee
               10                           1979              NAP                91.0%   03/07/2007                     Fee
               10                           1997             2006                98.0%   03/07/2007                     Fee
               11   1991-1992                                 NAP                87.7%   07/09/2007                     Fee
               17   1988-2005                                2006                79.6%   02/13/2007                     Fee
               21                           1985              NAP                98.8%   03/01/2007                     Fee
               24                           2002              NAP                94.9%   04/22/2007                     Fee
               32                           1998              NAP                94.7%   04/26/2007                     Fee
               36                           1977             1998                96.4%   04/30/2007                     Fee
               38                           1986              NAP                89.3%   06/01/2007                     Fee
               41   1968-1973                                 NAP                85.1%   04/04/2007                     Fee
               44   1983-2006                                 NAP                87.8%   03/23/2007                     Fee
               50                           1995             2002               100.0%   04/30/2007                     Fee
               51                           2002              NAP               100.0%   03/15/2007                     Fee
               52                           1976              NAP                94.1%   12/31/2006                     Fee
               56                           2001              NAP                95.9%   03/01/2007                     Fee
               57                           2006              NAP                90.5%   03/01/2007                     Fee
               67                           2005              NAP                69.3%   03/01/2007                     Fee
               68                           1970             2006                82.9%   02/08/2007                     Fee
               69                           1990             2003                98.5%   12/31/2006                     Fee
               72                           1989              NAP                 NAP    NAP                            Fee
               73                           2001              NAP                91.5%   03/15/2007                     Fee
               74                           1994              NAP                84.0%   05/08/2007                     Fee
               78                           1985              NAP               100.0%   04/07/2007                     Fee
               79   1962, 1970's, 1987                        NAP               100.0%   01/01/2007                     Fee
               82                           2005              NAP                85.0%   05/31/2007                     Fee
               87                           1987              NAP                72.0%   03/19/2007                     Fee
               88   1985-2005                                 NAP                90.1%   03/23/2007                     Fee
               91                           1997              NAP                85.6%   05/16/2007                     Fee
               92   1998, 1999, 2000, 2004, 2007              NAP                77.2%   04/13/2007                     Fee
               95                           1988        1997-1998                78.8%   04/03/2007                     Fee
               99                           1983              NAP                99.6%   04/30/2007                     Fee
              106                           2002              NAP                53.3%   04/12/2007                     Fee
              110                           1996              NAP                94.3%   04/06/2007                     Fee
              115                           2004              NAP                82.4%   04/24/2007                     Fee
              128                           1990              NAP                80.4%   03/20/2007                     Fee


Mortgage Loan No.   Lien Position   Related Borrower List    Cut-Off Date Balance per Unit or SF   Note Date
-----------------   -------------   ----------------------   -----------------------------------   ----------
                                                                                                   05/11/2007
               10   First           NAP                                                  $71,982   05/11/2007
               10   First           NAP                                                  $71,982   05/11/2007
               10   First           NAP                                                  $71,982   05/11/2007
               10   First           NAP                                                  $71,982   05/11/2007
               10   First           NAP                                                  $71,982   05/11/2007
               11   First           11, 21, 38, 51, 52, 56                                  $227   06/04/2007
               17   First           NAP                                                     $130   03/26/2007
               21   First           11, 21, 38, 51, 52, 56                                  $210   05/02/2007
               24   First           NAP                                                     $214   05/10/2007
               32   First           NAP                                                     $300   05/17/2007
               36   First           NAP                                                      $91   07/12/2007
               38   First           11, 21, 38, 51, 52, 56                                  $249   03/29/2007
               41   First           NAP                                                  $24,040   04/30/2007
               44   First           44, 88                                                   $47   07/05/2007
               50   First           NAP                                                      $70   05/24/2007
               51   First           11, 21, 38, 51, 52, 56                                  $351   06/07/2007
               52   First           11, 21, 38, 51, 52, 56                                  $315   05/24/2007
               56   First           11, 21, 38, 51, 52, 56                                  $279   05/01/2007
               57   First           NAP                                                      $71   05/29/2007
               67   First           NAP                                                  $75,000   07/05/2007
               68   First           NAP                                                  $24,651   06/21/2007
               69   First           NAP                                                      $50   05/14/2007
               72   First           NAP                                                 $108,871   06/21/2007
               73   First           NAP                                                     $109   05/31/2007
               74   First           NAP                                                      $68   07/16/2007
               78   First           NAP                                                     $140   05/18/2007
               79   First           NAP                                                      $24   05/17/2007
               82   First           NAP                                                      $79   06/21/2007
               87   First           NAP                                                      $49   06/26/2007
               88   First           44, 88                                                   $36   05/08/2007
               91   First           NAP                                                     $112   06/06/2007
               92   First           NAP                                                      $57   04/25/2007
               95   First           NAP                                                      $32   05/25/2007
               99   First           NAP                                                      $63   06/01/2007
              106   First           NAP                                                      $34   05/23/2007
              110   First           NAP                                                      $61   04/20/2007
              115   First           NAP                                                      $39   05/08/2007
              128   First           NAP                                                      $39   06/05/2007


Mortgage Loan No.   First Payment Date (P&I)   First Payment Date (IO)   Maturity Date   Due Date   Grace Period(7)   ARD Loan
-----------------   ------------------------   -----------------------   -------------   --------   ---------------   --------
                    NAP                        07/01/2007                06/01/2012
               10   NAP                        07/01/2007                06/01/2012             1                 5   No
               10   NAP                        07/01/2007                06/01/2012             1                 5   No
               10   NAP                        07/01/2007                06/01/2012             1                 5   No
               10   NAP                        07/01/2007                06/01/2012             1                 5   No
               10   NAP                        07/01/2007                06/01/2012             1                 5   No
               11   NAP                        08/01/2007                07/01/2017             1                 8   No
               17   NAP                        05/01/2007                04/01/2017             1                 5   No
               21   NAP                        07/01/2007                06/01/2017             1                 8   No
               24   NAP                        07/01/2007                06/01/2017             1                 5   No
               32   07/01/2012                 07/01/2007                06/01/2017             1                 5   No
               36   NAP                        09/01/2007                08/01/2012             1                 5   No
               38   NAP                        05/01/2007                04/01/2017             1                 8   No
               41   NAP                        06/01/2007                05/01/2017             1                 5   No
               44   09/01/2009                 09/01/2007                08/01/2012             1                 5   No
               50   NAP                        07/01/2007                06/01/2017             1                 5   No
               51   NAP                        08/01/2007                07/01/2017             1                 8   No
               52   NAP                        07/01/2007                06/01/2017             1                 8   No
               56   NAP                        07/01/2007                06/01/2017             1                 8   No
               57   07/01/2011                 07/01/2007                06/01/2017             1                 5   No
               67   09/01/2012                 09/01/2007                08/01/2017             1                 5   No
               68   08/01/2007                 NAP                       07/01/2017             1                 5   No
               69   07/01/2012                 07/01/2007                06/01/2017             1                 5   No
               72   08/01/2009                 08/01/2007                07/01/2017             1                 5   No
               73   07/01/2011                 07/01/2007                06/01/2017             1                 5   No
               74   09/01/2010                 09/01/2007                08/01/2017             1                 5   No
               78   07/01/2010                 07/01/2007                06/01/2017             1                 5   No
               79   07/01/2007                 NAP                       06/01/2017             1                 5   No
               82   08/01/2010                 08/01/2007                07/01/2017             1                 5   No
               87   08/01/2007                 NAP                       07/01/2014             1                 5   No
               88   07/01/2009                 07/01/2007                06/01/2012             1                 5   No
               91   08/01/2010                 08/01/2007                07/01/2017             1                 5   No
               92   06/01/2010                 06/01/2007                05/01/2017             1                 5   No
               95   07/01/2007                 NAP                       06/01/2017             1                 5   No
               99   08/01/2012                 08/01/2007                07/01/2017             1                 5   No
              106   07/01/2010                 07/01/2007                06/01/2017             1                 5   No
              110   06/01/2009                 06/01/2007                05/01/2017             1                 5   No
              115   07/01/2011                 07/01/2007                06/01/2017             1                 5   No
              128   08/01/2007                 NAP                       07/01/2014             1                 5   No


Mortgage Loan No.   Lockbox Status   Lockbox Type   Original Term to Maturity   Remaining Term to Maturity   Original Amort. Term(8)
-----------------   --------------   ------------   -------------------------   --------------------------   -----------------------
                    None             NAP                                   60                           58                        IO
               10   None             NAP                                   60                           58                        IO
               10   None             NAP                                   60                           58                        IO
               10   None             NAP                                   60                           58                        IO
               10   None             NAP                                   60                           58                        IO
               10   None             NAP                                   60                           58                        IO
               11   None             NAP                                  120                          119                        IO
               17   None             NAP                                  120                          116                        IO
               21   None             NAP                                  120                          118                        IO
               24   None             NAP                                  120                          118                        IO
               32   None             NAP                                  120                          118                       357
               36   None             NAP                                   60                           60                        IO
               38   None             NAP                                  120                          116                        IO
               41   None             NAP                                  120                          117                        IO
               44   None             NAP                                   60                           60                       360
               50   None             NAP                                  120                          118                        IO
               51   None             NAP                                  120                          119                        IO
               52   None             NAP                                  120                          118                        IO
               56   None             NAP                                  120                          118                        IO
               57   None             NAP                                  120                          118                       360
               67   None             NAP                                  120                          120                       360
               68   None             NAP                                  120                          119                       360
               69   None             NAP                                  120                          118                       360
               72   None             NAP                                  120                          119                       360
               73   None             NAP                                  120                          118                       360
               74   None             NAP                                  120                          120                       360
               78   None             NAP                                  120                          118                       360
               79   None             NAP                                  120                          118                       360
               82   None             NAP                                  120                          119                       360
               87   None             NAP                                   84                           83                       360
               88   None             NAP                                   60                           58                       360
               91   None             NAP                                  120                          119                       360
               92   None             NAP                                  120                          117                       360
               95   None             NAP                                  120                          118                       360
               99   None             NAP                                  120                          119                       360
              106   None             NAP                                  120                          118                       360
              110   None             NAP                                  120                          117                       360
              115   None             NAP                                  120                          118                       360
              128   None             NAP                                   84                           83                       360


Mortgage Loan No.   Remaining Amort. Term   Mortgage Rate(9)    Monthly Payment (P&I)(9)   Monthly Payment (IO)(9)
-----------------   ---------------------   ----------------    ------------------------   -----------------------
                                       IO              5.660%                        NAP               $310,841.44
               10                      IO              5.660%                        NAP               $133,432.27
               10                      IO              5.660%                        NAP                $75,367.09
               10                      IO              5.660%                        NAP                $53,799.48
               10                      IO              5.660%                        NAP                $32,925.28
               10                      IO              5.660%                        NAP                $15,317.31
               11                      IO              5.460%                        NAP               $221,433.33
               17                      IO              5.540%                        NAP               $175,529.51
               21                      IO              5.470%                        NAP               $102,452.59
               24                      IO              5.750%                        NAP                $97,164.35
               32                     357              5.860%                 $88,874.52                $74,267.36
               36                      IO              6.180%                        NAP                $71,534.93
               38                      IO              5.570%                        NAP                $63,452.81
               41                      IO              5.630%                        NAP                $56,606.26
               44                     360              6.050%                 $65,099.04                $55,206.25
               50                      IO              5.700%                        NAP                $50,086.11
               51                      IO              5.460%                        NAP                $47,515.90
               52                      IO              5.590%                        NAP                $48,132.42
               56                      IO              5.480%                        NAP                $44,379.44
               57                     360              6.010%                 $55,818.00                $47,224.41
               67                     360              5.890%                 $44,437.26                $37,323.78
               68                     359              6.010%                 $45,015.00                       NAP
               69                     360              5.500%                 $39,745.23                $32,528.94
               72                     360              6.020%                 $40,556.50                $34,332.81
               73                     360              6.020%                 $36,951.47                $31,281.01
               74                     360              6.420%                 $37,608.96                $32,545.83
               78                     360              5.890%                 $29,761.11                $24,996.98
               79                     358              5.710%                 $26,727.58                       NAP
               82                     360              6.360%                 $27,407.12                $23,643.89
               87                     359              6.240%                 $24,756.45                       NAP
               88                     360              5.750%                 $23,342.91                $19,432.87
               91                     360              5.800%                 $21,709.86                $18,131.71
               92                     360              5.720%                 $20,358.40                $16,915.05
               95                     358              6.000%                 $20,432.68                       NAP
               99                     360              6.020%                 $19,827.62                $16,784.93
              106                     360              5.950%                 $17,890.19                $15,081.60
              110                     360              5.790%                 $17,114.60                $14,284.68
              115                     360              5.630%                 $16,127.22                $13,319.12
              128                     359              6.010%                  $9,303.00                       NAP


Mortgage Loan No.            Third Most Recent NOI   Third Most Recent NOI End Date           Second Most Recent NOI
-----------------   ------------------------------   ------------------------------   ------------------------------

               10                              NAP                              NAP                              NAP
               10                              NAP                              NAP                              NAP
               10                              NAP                              NAP                              NAP
               10                              NAP                              NAP                              NAP
               10                              NAP                              NAP                              NAP
               11                              NAP                              NAP                       $2,826,822
               17                              NAP                              NAP                              NAP
               21                              NAP                              NAP                       $1,506,881
               24                       $1,327,436                       12/31/2005                       $1,584,535
               32                       $1,125,066                       12/31/2005                       $1,263,749
               36                              NAP                              NAP                       $1,198,098
               38                         $853,559                       12/31/2004                         $883,384
               41                       $1,187,834                       12/31/2006                       $1,309,208
               44                         $848,022                       12/31/2005                         $937,572
               50                              NAP                              NAP                              NAP
               51                         $798,385                       12/31/2005                         $782,684
               52                         $697,601                       12/31/2004                         $795,517
               56                         $644,799                       12/31/2005                         $688,670
               57                              NAP                              NAP                              NAP
               67                          $87,407                       12/31/2005                       $1,108,320
               68                              NAP                              NAP                         $638,561
               69                              NAP                              NAP                         $377,482
               72                              NAP                              NAP                         $688,816
               73                         $510,467                       12/31/2004                         $520,647
               74                         $442,809                       12/31/2004                         $523,888
               78                         $261,922                       12/31/2004                         $446,595
               79                              NAP                              NAP                              NAP
               82                           $4,999         May-Dec 2005, Annualized                         $225,605
               87                         $624,445                       12/31/2005                         $491,581
               88                         $362,342                       12/31/2005                         $379,088
               91                         $269,528                       12/31/2005                         $260,948
               92                         $283,313                       12/31/2005                         $296,935
               95                         $263,269                       12/31/2005                         $379,392
               99                         $321,977                       12/31/2005                         $360,111
              106                         $120,651                       12/31/2005                         $205,611
              110                         $232,600                       12/31/2005                         $240,546
              115                         $127,153                       12/31/2005                         $254,487
              128                         $163,452                       12/31/2005                         $170,706


Mortgage Loan No.   Second Most Recent NOI End Date   Most Recent NOI   Most Recent NOI End Date   Underwritten EGI
-----------------   -------------------------------   ---------------   ------------------------   ----------------
                                                                                                         $8,008,548
               10   NAP                                    $2,259,020   TTM (01/31/2007)                 $3,370,223
               10   NAP                                    $1,248,095   TTM (01/31/2007)                 $1,906,410
               10   NAP                                      $892,630   TTM (01/31/2007)                 $1,438,215
               10   NAP                                      $569,498   TTM (01/31/2007)                   $860,321
               10   NAP                                      $272,050   TTM (01/31/2007)                   $433,379
               11   12/31/2005                             $3,523,943   12/31/2006                       $4,574,347
               17   NAP                                    $2,327,096   12/31/2006                       $4,495,877
               21   12/31/2005                             $1,621,813   12/31/2006                       $2,114,707
               24   12/31/2006                             $1,615,293   02/28/2007                       $2,080,420
               32   12/31/2007                             $1,322,838   02/28/2007                       $1,772,839
               36   12/31/2005                             $1,282,289   12/31/2006                       $1,520,217
               38   12/31/2005                               $934,816   12/31/2006                       $1,245,746
               41   TTM (04/16/2007)                       $1,405,899   (03/31/2007) Ann.                $2,386,668
               44   12/31/2006                             $1,015,703   03/31/2007                       $1,339,764
               50   NAP                                      $753,338   12/31/2006                       $1,429,531
               51   12/31/2006                             $1,033,573   (03/25/2007) Ann.                $1,181,426
               52   12/31/2005                               $722,602   12/31/2006                       $1,002,022
               56   12/31/2006                               $696,361   TTM (01/31/2007)                   $955,687
               57   NAP                                      $536,599   12/31/2006                       $1,459,004
               67   12/31/2006                             $1,197,453   03/31/2007                       $2,814,583
               68   12/31/2006                               $739,100   04/30/2007                       $1,759,284
               69   12/31/2005                               $451,620   12/31/2006                       $1,193,755
               72   12/31/2005                               $888,850   12/31/2006                       $1,916,842
               73   12/31/2005                               $650,595   12/31/2006                         $835,451
               74   12/31/2005                               $601,562   12/31/2006                         $923,313
               78   12/31/2005                               $457,030   12/31/2006                         $637,667
               79   NAP                                           NAP   NAP                                $956,025
               82   12/31/2006                               $318,056   05/31/2007                         $661,620
               87   12/31/2006                               $575,844   02/08/2007                         $914,539
               88   12/31/2006                               $369,940   (03/31/2007) Ann.                  $504,722
               91   12/31/2006                               $285,136   03/31/2007                         $534,582
               92   12/31/2006                               $282,266   03/31/2007                         $459,117
               95   12/31/2006                               $579,042   02/28/2007                         $867,638
               99   12/31/2006                               $382,460   03/31/2007                         $552,773
              106   12/31/2006                               $229,377   03/31/2007                         $524,354
              110   12/31/2006                               $330,905   01/31/2007                         $406,499
              115   12/31/2006                               $284,607   02/28/2007                         $576,952
              128   12/31/2006                               $164,768   02/28/2007                         $402,869


Mortgage Loan No.   Underwritten Expenses   Underwritable NOI   Underwritten Reserves   Underwritable Cash Flow   Balloon Balance
-----------------   ---------------------   -----------------   ---------------------   -----------------------   ---------------
                               $2,691,977          $5,316,570                $195,150                $5,121,420       $65,000,000
               10              $1,098,373          $2,271,850                 $85,500                $2,186,350       $27,902,000
               10                $615,214          $1,291,195                 $42,400                $1,248,795       $15,760,000
               10                $524,652            $913,563                 $32,000                  $881,563       $11,250,000
               10                $281,414            $578,907                 $25,250                  $553,657        $6,885,000
               10                $172,324            $261,055                 $10,000                  $251,055        $3,203,000
               11                $984,491          $3,589,857                $166,705                $3,423,152       $48,000,000
               17              $1,349,270          $2,708,529                $128,439                $2,580,090       $37,500,000
               21                $474,645          $1,640,062                 $84,668                $1,555,394       $22,168,000
               24                $460,686          $1,619,734                  $9,358                $1,610,376       $20,000,000
               32                $478,730          $1,294,109                  $7,510                $1,286,599       $14,003,393
               36                $200,645          $1,211,108                 $22,699                $1,188,409       $13,700,000
               38                $328,493            $917,253                 $48,600                  $868,653       $13,483,000
               41              $1,256,760          $1,129,908                $123,750                $1,006,158       $11,900,000
               44                $431,605            $908,159                 $34,815                  $873,344       $10,422,734
               50                $538,579            $890,951                 $75,411                  $815,540       $10,400,000
               51                $375,101            $806,325                 $37,345                  $768,980       $10,300,000
               52                $246,162            $755,860                 $51,920                  $703,940       $10,191,000
               56                $285,793            $669,894                 $39,958                  $629,936        $9,585,000
               57                $616,676            $842,328                 $53,066                  $789,262        $8,570,654
               67              $1,757,728          $1,056,855                $112,583                  $944,272        $7,014,251
               68              $1,020,783            $738,501                 $60,800                  $677,701        $6,377,363
               69                $547,458            $646,297                 $63,620                  $582,677        $6,512,073
               72              $1,280,896            $635,946                      $0                  $635,946        $5,995,868
               73                $250,017            $585,434                 $53,193                  $532,236        $5,668,601
               74                $420,236            $503,077                      $0                  $503,077        $5,473,089
               78                $174,572            $463,095                 $43,079                  $420,016        $4,536,508
               79                $526,831            $429,194                 $40,736                  $388,458        $3,875,912
               82                $291,337            $370,283                  $8,389                  $361,894        $4,010,187
               87                $442,414            $472,125                 $12,426                  $459,699        $3,660,395
               88                $184,257            $320,465                 $16,693                  $303,772        $3,851,525
               91                $260,380            $274,202                  $4,976                  $269,226        $3,336,475
               92                $190,383            $268,724                  $9,253                  $259,471        $3,151,179
               95                $511,102            $356,536                 $15,868                  $340,668        $2,896,335
               99                $194,647            $358,126                  $7,826                  $350,300        $3,092,195
              106                $288,392            $235,962                 $13,245                  $222,717        $2,712,587
              110                $143,016            $263,483                  $7,207                  $256,276        $2,580,338
              115                $250,863            $326,089                 $10,684                  $315,405        $2,564,335
              128                $243,736            $159,133                  $5,902                  $153,231        $1,403,471


Mortgage Loan No.   Current Value(10)   Source of Value(10)   Valuation Date   Largest Tenant(11)
-----------------   -----------------   -------------------   --------------   ----------------------------------------
                          $81,200,000
               10         $34,900,000   Appraisal             03/05/2007       NAP
               10         $19,700,000   Appraisal             03/05/2007       NAP
               10         $14,400,000   Appraisal             03/05/2007       NAP
               10          $8,100,000   Appraisal             03/05/2007       NAP
               10          $4,100,000   Appraisal             03/05/2007       NAP
               11         $65,600,000   Appraisal             03/18/2007       Treasures Furniture, Inc
               17         $49,200,000   Appraisal             02/08/2007       Sears
               21         $28,460,000   Appraisal             04/12/2007       Marshall's #293
               24         $25,090,000   Appraisal             04/03/2007       NAP
               32         $19,040,000   Appraisal             04/09/2007       NAP
               36         $17,500,000   Appraisal             03/19/2007       Hobby Lobby
               38         $17,300,000   Appraisal             02/22/2007       Walgreen Store #1599
               41         $15,700,000   Appraisal             03/21/2007       NAP
               44         $13,980,000   Appraisal             02/15/2007       NAP
               50         $13,000,000   Appraisal             05/01/2007       Hobby Lobby
               51         $13,000,000   Appraisal             05/01/2007       Wells Fargo Bank
               52         $13,200,000   Appraisal             05/01/2007       Allen Crivello and Tim Greaney So Cal Es
               56         $12,420,000   Appraisal             02/22/2007       Century 21 Metro Allaince
               57         $14,800,000   Appraisal             03/26/2007       Hornbachers
               67         $12,700,000   Appraisal             04/18/2007       NAP
               68         $10,020,000   Appraisal             05/17/2007       NAP
               69         $10,300,000   Appraisal             03/20/2007       Kohl's (Ground Lease)
               72          $9,000,000   Appraisal             05/04/2007       NAP
               73          $8,250,000   Appraisal             03/19/2007       Paramount Sports
               74         $10,780,000   Appraisal             02/24/2007       NAP
               78          $6,650,000   Appraisal             04/17/2007       Live Management
               79          $6,000,000   Appraisal             03/29/2007       Faith Cartage
               82          $6,720,000   Appraisal             05/07/2007       NAP
               87          $6,350,000   Appraisal             02/26/2007       NAP
               88          $5,040,000   Appraisal             02/08/2007       NAP
               91          $4,650,000   Appraisal             04/16/2007       NAP
               92          $4,390,000   Appraisal             03/16/2007       NAP
               95          $5,130,000   Appraisal             03/01/2007       NAP
               99          $5,200,000   Appraisal             04/13/2007       NAP
              106          $5,960,000   Appraisal             04/11/2007       NAP
              110          $3,730,000   Appraisal             03/12/2007       NAP
              115          $5,030,000   Appraisal             04/12/2007       NAP
              128          $2,060,000   Appraisal             02/28/2007       NAP


Mortgage Loan No.   Lease Expiration Date   % NSF     Second Largest Tenant                      Lease Expiration Date   % NSF
-----------------   ---------------------   -------   ----------------------------------------   ---------------------   -------

               10   NAP                         NAP   NAP                                        NAP                         NAP
               10   NAP                         NAP   NAP                                        NAP                         NAP
               10   NAP                         NAP   NAP                                        NAP                         NAP
               10   NAP                         NAP   NAP                                        NAP                         NAP
               10   NAP                         NAP   NAP                                        NAP                         NAP
               11   11/30/2013                 47.3%  New Horizons, Inc.                         06/30/2008                  8.9%
               17   07/24/2009                 23.5%  Gottschalks                                04/30/2015                 15.0%
               21   01/31/2012                 23.7%  Michael's Stores, Inc #2118                10/31/2010                 23.7%
               24   NAP                         NAP   NAP                                        NAP                         NAP
               32   NAP                         NAP   NAP                                        NAP                         NAP
               36   04/30/2011                 30.5%  Goody's                                    11/30/2009                 25.9%
               38   08/31/2026                 24.0%  Cactus Jacks                               05/31/2009                  7.8%
               41   NAP                         NAP   NAP                                        NAP                         NAP
               44   NAP                         NAP   NAP                                        NAP                         NAP
               50   09/30/2012                 39.9%  Big Lots                                   01/31/2013                 23.6%
               51   11/30/2012                 13.8%  GOLDEN ONE CREDIT UNION                    12/31/2007                 12.0%
               52   06/30/2011                  9.6%  Drs. M Simanian & Jacob Elisha Dr. Mitra   08/14/2007                  6.1%
               56   04/30/2009                 23.3%  Rosati's of Ocotillo, Inc                  06/30/2011                  8.6%
               57   04/30/2021                 49.6%  Paces Lodging Corp.                        04/30/2011                 14.6%
               67   NAP                         NAP   NAP                                        NAP                         NAP
               68   NAP                         NAP   NAP                                        NAP                         NAP
               69   01/28/2023                 63.6%  OfficeMax Store #14                        12/31/2009                 16.5%
               72   NAP                         NAP   NAP                                        NAP                         NAP
               73   03/30/2010                 19.2%  Old Chicago                                04/30/2011                 12.6%
               74   NAP                         NAP   NAP                                        NAP                         NAP
               78   09/30/2009                 27.7%  Associated Appliances Sales                10/31/2009                 13.6%
               79   03/31/2012                 56.7%  Mattress World                             08/31/2014                 43.3%
               82   NAP                         NAP   NAP                                        NAP                         NAP
               87   NAP                         NAP   NAP                                        NAP                         NAP
               88   NAP                         NAP   NAP                                        NAP                         NAP
               91   NAP                         NAP   NAP                                        NAP                         NAP
               92   NAP                         NAP   NAP                                        NAP                         NAP
               95   NAP                         NAP   NAP                                        NAP                         NAP
               99   NAP                         NAP   NAP                                        NAP                         NAP
              106   NAP                         NAP   NAP                                        NAP                         NAP
              110   NAP                         NAP   NAP                                        NAP                         NAP
              115   NAP                         NAP   NAP                                        NAP                         NAP
              128   NAP                         NAP   NAP                                        NAP                         NAP


Mortgage Loan No.   Third Largest Tenant                     Lease Expiration Date   % NSF       Insurance Escrow in Place
-----------------   --------------------------------------   ---------------------   ---------   -------------------------

               10   NAP                                      NAP                           NAP   Yes
               10   NAP                                      NAP                           NAP   Yes
               10   NAP                                      NAP                           NAP   Yes
               10   NAP                                      NAP                           NAP   Yes
               10   NAP                                      NAP                           NAP   Yes
               11   Scan Furniture                           07/31/2007                    8.1%  No
               17   Ross Dress for Less                      01/31/2011                   11.9%  No
               21   Gateway                                  05/31/2009                    9.0%  No
               24   NAP                                      NAP                           NAP   Yes
               32   NAP                                      NAP                           NAP   No
               36   Office Max                               01/31/2014                   15.9%  Yes
               38   Abacus Inn                               11/30/2007                    7.3%  No
               41   NAP                                      NAP                           NAP   No
               44   NAP                                      NAP                           NAP   Yes
               50   Mardel's                                 07/31/2017                   16.8%  Yes
               51   STEVEN W. FRANK, DDS                     09/30/2008                    7.9%  No
               52   Rolando Marcelino Vergel deDio Goko Gr   02/08/2008                    5.8%  No
               56   Catalina 1.75 Cleaners                   06/30/2008                    7.9%  No
               57   Alerus                                   06/26/2026                    2.1%  No
               67   NAP                                      NAP                           NAP   Yes
               68   NAP                                      NAP                           NAP   No
               69   Hawkin's Restaurant                      12/31/2007                    4.1%  Yes
               72   NAP                                      NAP                           NAP   Yes
               73   Play it again Sports                     01/31/2007                   11.4%  No
               74   NAP                                      NAP                           NAP   Yes
               78   Scuba Specialties                        06/30/2013                   10.7%  Yes
               79   NAP                                      NAP                           NAP   Yes
               82   NAP                                      NAP                           NAP   Yes
               87   NAP                                      NAP                           NAP   No
               88   NAP                                      NAP                           NAP   Yes
               91   NAP                                      NAP                           NAP   Yes
               92   NAP                                      NAP                           NAP   Yes
               95   NAP                                      NAP                           NAP   No
               99   NAP                                      NAP                           NAP   No
              106   NAP                                      NAP                           NAP   Yes
              110   NAP                                      NAP                           NAP   Yes
              115   NAP                                      NAP                           NAP   No
              128   NAP                                      NAP                           NAP   No


Mortgage Loan No.   Tax Escrow in Place(12)   Capital Expenditure Escrow in Place(13)   TI/LC Escrow in Place(14)
-----------------   -----------------------   ---------------------------------------   -------------------------

               10   Yes                       Yes                                       No
               10   Yes                       Yes                                       No
               10   Yes                       Yes                                       No
               10   Yes                       Yes                                       No
               10   Yes                       Yes                                       No
               11   No                        No                                        No
               17   No                        No                                        No
               21   No                        No                                        No
               24   Yes                       Yes                                       No
               32   Yes                       No                                        No
               36   Yes                       Yes                                       Yes
               38   No                        No                                        No
               41   Yes                       No                                        No
               44   Yes                       Yes                                       No
               50   Yes                       No                                        No
               51   No                        No                                        No
               52   No                        No                                        No
               56   No                        No                                        No
               57   No                        No                                        No
               67   Yes                       Yes                                       No
               68   No                        Yes                                       No
               69   Yes                       No                                        No
               72   Yes                       Yes                                       No
               73   No                        No                                        Yes
               74   Yes                       Yes                                       No
               78   Yes                       Yes                                       Yes
               79   Yes                       No                                        Yes
               82   Yes                       Yes                                       No
               87   Yes                       Yes                                       No
               88   Yes                       Yes                                       No
               91   Yes                       Yes                                       No
               92   Yes                       Yes                                       No
               95   Yes                       Yes                                       No
               99   No                        Yes                                       No
              106   Yes                       Yes                                       No
              110   Yes                       Yes                                       No
              115   No                        No                                        No
              128   Yes                       Yes                                       No


Mortgage Loan No.   Other Escrow Description(15)
-----------------   -----------------------------------------------------------------------

               10   NAP
               10   NAP
               10   NAP
               10   NAP
               10   NAP
               11   Earnout
               17   Kay Jewelers Reimbursement
               21   NAP
               24   NAP
               32   NAP
               36   Working Capital Reserve
               38   NAP
               41   NAP
               44   Reverse Earn Out
               50   NAP
               51   Reserve on dark space
               52   NAP
               56   NAP
               57   Lakemode Liquors Reserve
               67   NAP
               68   NAP
               69   NAP
               72   NAP
               73   Zoning Holdback
               74   NAP
               78   Phoenix Litigation Fund, Renewal and Re-Tenanting Fund, Cell Tower Fund
               79   Rent Abatement Reserve
               82   NAP
               87   NAP
               88   Earnout
               91   Reverse Earnout LOC
               92   Reverse Earnout
               95   NAP
               99   NAP
              106   Reverse Earnout LOC
              110   NAP
              115   NAP
              128   Additional Reserves Fund


Mortgage Loan No.   Springing Escrow Description(16)   Initial Capital Expenditure Escrow Requirement(17)
-----------------   --------------------------------   --------------------------------------------------

               10   NAP                                                                                $0
               10   NAP                                                                                $0
               10   NAP                                                                                $0
               10   NAP                                                                                $0
               10   NAP                                                                                $0
               11   NAP                                                                                $0
               17   Tax, Insurance                                                                     $0
               21   Other                                                                              $0
               24   NAP                                                                                $0
               32   NAP                                                                                $0
               36   Other                                                                              $0
               38   NAP                                                                                $0
               41   NAP                                                                                $0
               44   NAP                                                                                $0
               50   TI/LC, CapEx, Other                                                                $0
               51   Other                                                                              $0
               52   Tax, Insurance                                                                     $0
               56   Other                                                                              $0
               57   NAP                                                                                $0
               67   Other                                                                          $9,382
               68   Tax, Insurance                                                                     $0
               69   Other                                                                              $0
               72   NAP                                                                                $0
               73   NAP                                                                                $0
               74   NAP                                                                                $0
               78   NAP                                                                                $0
               79   NAP                                                                                $0
               82   NAP                                                                                $0
               87   Insurance                                                                          $0
               88   NAP                                                                                $0
               91   NAP                                                                                $0
               92   NAP                                                                                $0
               95   Tax, Insurance                                                                     $0
               99   NAP                                                                                $0
              106   NAP                                                                                $0
              110   NAP                                                                                $0
              115   NAP                                                                                $0
              128   Insurance                                                                     $35,937


Mortgage Loan No.   Monthly Capital Expenditure Escrow Requirement(18)   Current Capital Expenditure Escrow Balance(19)
-----------------   --------------------------------------------------   ----------------------------------------------

               10                                               $6,851                                               $0
               10                                               $3,822                                               $0
               10                                               $2,885                                               $0
               10                                               $1,821                                               $0
               10                                                 $883                                               $0
               11                                                   $0                                               $0
               17                                                   $0                                               $0
               21                                                   $0                                               $0
               24                                                 $780                                               $0
               32                                                   $0                                               $0
               36                                               $1,892                                               $0
               38                                                   $0                                               $0
               41                                                   $0                                               $0
               44                                               $2,901                                               $0
               50                                                   $0                                               $0
               51                                                   $0                                               $0
               52                                                   $0                                               $0
               56                                                   $0                                               $0
               57                                                   $0                                               $0
               67                                                   $0                                               $0
               68                                               $5,067                                               $0
               69                                                   $0                                               $0
               72                                               $4,000                                               $0
               73                                                   $0                                               $0
               74                                               $1,107                                               $0
               78                                                 $633                                               $0
               79                                                   $0                                               $0
               82                                                 $699                                               $0
               87                                               $1,034                                               $0
               88                                               $1,391                                               $0
               91                                                 $415                                               $0
               92                                                 $771                                             $771
               95                                               $1,330                                               $0
               99                                                 $652                                               $0
              106                                                 $736                                               $0
              110                                                 $601                                             $601
              115                                                   $0                                               $0
              128                                                   $0                                          $35,937


Mortgage Loan No.   Initial TI/LC Escrow Requirement(20)   Monthly TI/LC Escrow Requirement(21)   Current TI/LC Escrow Balance(22)
-----------------   ------------------------------------   ------------------------------------   --------------------------------

               10                                     $0                                     $0                                 $0
               10                                     $0                                     $0                                 $0
               10                                     $0                                     $0                                 $0
               10                                     $0                                     $0                                 $0
               10                                     $0                                     $0                                 $0
               11                                     $0                                     $0                                 $0
               17                                     $0                                     $0                                 $0
               21                                     $0                                     $0                                 $0
               24                                     $0                                     $0                                 $0
               32                                     $0                                     $0                                 $0
               36                               $350,000                                     $0                                 $0
               38                                     $0                                     $0                                 $0
               41                                     $0                                     $0                                 $0
               44                                     $0                                     $0                                 $0
               50                                     $0                                     $0                                 $0
               51                                     $0                                     $0                                 $0
               52                                     $0                                     $0                                 $0
               56                                     $0                                     $0                                 $0
               57                                     $0                                     $0                                 $0
               67                                     $0                                     $0                                 $0
               68                                     $0                                     $0                                 $0
               69                                     $0                                     $0                                 $0
               72                                     $0                                     $0                                 $0
               73                               $232,355                                     $0                           $307,355
               74                                     $0                                     $0                                 $0
               78                                     $0                                 $2,961                                 $0
               79                                     $0                                 $3,336                            $72,500
               82                                     $0                                     $0                                 $0
               87                                     $0                                     $0                                 $0
               88                                     $0                                     $0                                 $0
               91                                     $0                                     $0                                 $0
               92                                     $0                                     $0                                 $0
               95                                     $0                                     $0                                 $0
               99                                     $0                                     $0                                 $0
              106                                     $0                                     $0                                 $0
              110                                     $0                                     $0                                 $0
              115                                     $0                                     $0                                 $0
              128                                     $0                                     $0                                 $0


Mortgage Loan No.   Environmental Insurance(23)   Interest Accrual Method   Seasoning(24)
-----------------   ---------------------------   -----------------------   -------------
                                                  Actual/360                            2
               10   No                            Actual/360                            2
               10   No                            Actual/360                            2
               10   No                            Actual/360                            2
               10   No                            Actual/360                            2
               10   No                            Actual/360                            2
               11   No                            Actual/360                            1
               17   No                            Actual/360                            4
               21   No                            Actual/360                            2
               24   No                            Actual/360                            2
               32   No                            Actual/360                            2
               36   No                            Actual/360                            0
               38   No                            Actual/360                            4
               41   No                            Actual/360                            3
               44   No                            Actual/360                            0
               50   No                            Actual/360                            2
               51   No                            Actual/360                            1
               52   No                            Actual/360                            2
               56   No                            Actual/360                            2
               57   No                            Actual/360                            2
               67   No                            Actual/360                            0
               68   No                            Actual/360                            1
               69   No                            Actual/360                            2
               72   No                            Actual/360                            1
               73   No                            Actual/360                            2
               74   No                            Actual/360                            0
               78   No                            Actual/360                            2
               79   No                            Actual/360                            2
               82   No                            Actual/360                            1
               87   No                            Actual/360                            1
               88   No                            Actual/360                            2
               91   No                            Actual/360                            1
               92   No                            Actual/360                            3
               95   No                            Actual/360                            2
               99   No                            Actual/360                            1
              106   No                            Actual/360                            2
              110   No                            Actual/360                            3
              115   No                            Actual/360                            2
              128   No                            Actual/360                            1


                                                              Prepayment Code(25)
                    -------------------------------------------------------------------------------------------------------
                                                           Lesser of   Lesser of   Lesser of   Lesser of   Lesser of
Mortgage Loan No.   LO   DEF   DEF/YM1   DEF/YM0.5   YM1   YM and 5%   YM and 4%   YM and 3%   YM and 2%   YM and 1%   Open
-----------------   --   ---   -------   ---------   ---   ---------   ---------   ---------   ---------   ---------   ----
                    26    30                                                                                              4
               10   26    30                                                                                              4
               10   26    30                                                                                              4
               10   26    30                                                                                              4
               10   26    30                                                                                              4
               10   26    30                                                                                              4
               11   25    88                                                                                              7
               17   28    85                                                                                              7
               21   26    87                                                                                              7
               24   26    90                                                                                              4
               32   26    90                                                                                              4
               36   24    32                                                                                              4
               38   28    85                                                                                              7
               41   27    89                                                                                              4
               44   24    32                                                                                              4
               50   26    90                                                                                              4
               51   25    88                                                                                              7
               52   26    87                                                                                              7
               56   26    87                                                                                              7
               57   35    81                                                                                              4
               67   24    35                                                                                             61
               68   25    91                                                                                              4
               69   26    86                                                                                              7
               72   25    91                                                                                              4
               73   35    81                                                                                              4
               74   24    92                                                                                              4
               78   26    91                                                                                              3
               79   26                                90                                                                  4
               82   25    91                                                                                              4
               87   25    55                                                                                              4
               88   26    30                                                                                              4
               91   25    91                                                                                              4
               92   27    89                                                                                              4
               95   26    90                                                                                              4
               99   25                                91                                                                  4
              106   35                                81                                                                  4
              110   27    89                                                                                              4
              115   26    87                                                                                              7
              128   25    55                                                                                              4


Mortgage Loan No.   YM Formula(26)   Administrative Cost Rate (27)   Mortgage Loan No.
-----------------   --------------   -----------------------------   -----------------
                                                             2.095                  10
               10                                            2.095
               10                                            2.095
               10                                            2.095
               10                                            2.095
               10                                            2.095
               11                                            2.095                  11
               17                                            2.095                  17
               21                                            2.095                  21
               24                                            2.095                  24
               32                                            2.095                  32
               36                                            2.095                  36
               38                                            2.095                  38
               41                                            2.095                  41
               44                                            2.095                  44
               50                                            2.095                  50
               51                                            2.095                  51
               52                                            2.095                  52
               56                                            2.095                  56
               57                                            2.095                  57
               67                                            2.095                  67
               68                                            2.095                  68
               69                                            2.095                  69
               72                                            2.095                  72
               73                                            2.095                  73
               74                                            2.095                  74
               78                                            2.095                  78
               79   E                                        2.095                  79
               82                                            2.095                  82
               87                                            2.095                  87
               88                                            2.095                  88
               91                                            2.095                  91
               92                                            2.095                  92
               95                                            2.095                  95
               99   G                                        2.095                  99
              106   H                                        2.095                 106
              110                                            2.095                 110
              115                                            2.095                 115
              128                                            2.095                 128


                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since August 1, 2007.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

      "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

      (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

      (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

      (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

      (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (39) [Reserved].

      (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

      (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                  SCHEDULE III

                                 MSCI 2007-IQ15

                     Royal Bank of Canada Loans (RBC Pool 3)

                  Exceptions to Representations and Warranties

1.    Mortgage Loan Schedule

2.    Whole Loan; Ownership of Mortgage Loans.

3.    Payment Record.

4.    Lien; Valid Assignment.

      o Beechgrove (110964) ($7,500,000): 40 (10 one-bedroom units and 3-two-bedroom units) of 304 units have Section 8 HAP contracts; The underlying HAP contract expires 09.30.2014 (loan maturity is 07.01.2017; Current market rates as underwritten are less then HAP contract-allowed market rates

5.    Assignment of Leases and Rents.

6.    Mortgage Status; Waivers and Modifications

      o Metroplex (109333)( $48,000,000): Loan documents amended post-closing to (i) provide that Alan C. Fox is personally liable for the amount of $7 million of the up to $7 million related loan amount, and (ii) extend the eligibility date on the required holdback impound from 07.01.2010 to 07.01.2011

7.    Condition of Property; Condemnation.

8.    Title Insurance

9.    No Holdbacks.

10.   Mortgage Provisions.

11.   Trustee under Deed of Trust.

12.   Environmental Conditions.

13.   Loan Document Status.

14.   Insurance.

      o All RBC-originated Loans: The loan documents for various mortgaged properties generally require property insurance against fire and other hazards that would be covered by a standard extended and all-risk insurance policy not specifically mention windstorm, issued and do hail, lightning, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke

      o The Shoppes At Osgood (110961) ($9,300,000): With respect to portion of property leased by SuperValu, Borrower's obligation to provide required casualty, rent loss, comprehensive general liability and terrorism insurance subject to certain conditions, suspended including (i) tenant's maintaining lease-required insurance or elects to self-insure as provided in its lease; and (ii) SuperValu's maintaining S & P credit rating of "BB-" or better

      15.   Taxes and Assessments.

16.   Mortgagor Bankruptcy.

17.   Leasehold Estate.

18.   Escrow Deposits.

19.   LTV Ratio.

20.   Mortgage Loan Modifications.

21.   Advancement of Funds by the Seller.

22.   No Mechanics' Liens.

23.   Compliance with Usury Laws.

24.   Cross-collateralization.

25.   Releases of Mortgage Property.

            Schedule A (Loans with Partial Release and/or Partial Defeasance Features)

      o Jackson Portfolio (110574)($65,000,000): Following defeasance lockout period, Borrower permitted to release any of 3 of 5 constituent parcels (Cherry Grove and Camellia Trace are not susceptible to release) in connection with partial defeasance subject to certain conditions, including (A) partial defeasance in an amount equal to 125% of the allocated loan amount for the released property, (B) following the release, the remaining properties have a loan to value ratio of not more than 80%, (C) following the release, the remaining properties have a debt service coverage ratio at least equal to or greater than 1.25x; and (D) if required by applicable rating agencies or pooling and servicing agreement, "no downgrade" confirmation from applicable rating agencies

      o Jonesboro (111702) ($13,700,000): Following defeasance lockout period, Borrower permitted to release either of constituent parcels in connection with partial defeasance subject to certain conditions, including (A) partial defeasance in an amount equal to 125% of the allocated loan amount for the released property, (B) following the release, the remaining properties have a loan to value ratio of not more than 75%, (C) following the release, the remaining properties have a debt service coverage ratio at least equal to or greater than 1.25x; and (D) if required by applicable rating agencies or pooling and servicing agreement, "no downgrade" confirmation from applicable rating agencies

      o Evergreen - IH 10 & Floresville (111281) ($10,800,000): Following defeasance lockout period, Borrower permitted to release either of constituent parcels in connection with partial defeasance subject to certain conditions, including (A) partial defeasance in an amount equal to 125% of the allocated loan amount for the released property, (B) following the release, the remaining properties have a loan to value ratio of not more than 70%, (C) following the release, the remaining properties have a debt service coverage ratio at least equal to or greater than 1.40x; and (D) if required by applicable rating agencies or pooling and servicing agreement, "no downgrade" confirmation from applicable rating agencies

26.   No Equity Participation or Contingent Interest.

27.   No Material Default.

28.   Inspections.

29.   Local Law Compliance.

      o Amber Valley Retail Center (110960) ($6,150,000): Property owner has been notified of zoning violation with respect to parking (260 spaces provided vs. 347 required) and 2 ft encroachment by buildings into front setback; Violation apparently stems from changes to more parking intensive uses (i.e. restaurants) on property since time of original approval; Borrower required to pursue variance application; Zoning endorsement obtained, $75,000 escrow required at closing (to be released upon evidence of zoning compliance) and loan is full recourse to warm body guarantor until evidence of zoning compliance delivered

      o Siete Shopping Center (111037) ($5,023,000): Property owner has been notified of zoning violation for deficient parking (arising out of conversion of retail use to nightclub use); Owner and City of Phoenix are currently litigating matter; 207 spaces provided vs. indeterminate amount required; $64,000 litigation escrow required at closing and carve-out obtained regarding related losses

30.   Junior Liens

31.   Actions Concerning Mortgage Loans.

      o Siete Shopping Center (111037) ($5,023,000): Property owner has been notified of zoning violation for deficient parking (arising out of conversion of retail use to nightclub use); Owner and City of Phoenix are currently litigating matter; 207 spaces provided vs. indeterminate amount required; $64,000 litigation escrow required at closing and carve-out obtained regarding related losses

32.   Servicing.

33.   Licenses and Permits.

34.   Collateral in Trust.

35.   Due on Sale.

36.   Non-Recourse Exceptions.

      o Metroplex (109333)($48,000,000): No warm body carve-out guarantor (Fox General Indemnitor, LLC); As of 03.01.07, such guarantor had a stated net worth of approximately $595,241 and liquidity of approximately $595,241; Additionally, sponsor (Alan C. Fox) is personally liable for up to $7 million of the related loan amount

      o Steadfast Heritage(109122)($37,500,000): No warm body carve-out guarantor (Beacon Bay Holdings, LLC) As of 12.31.06, such guarantor had a stated net worth of approximately $117 million and liquidity of approximately $7 million

      o Lynnwood (109334) ($22,168,000): No warm body carve-out guarantor (Fox General Indemnitor, LLC); As of 03.01.07, such guarantor had a stated net worth of approximately $595,241 and liquidity of approximately $595,241

      o Ahwatukee Mercado (109048)( $13,483,000): No warm body carve-out guarantor (Fox General Indemnitor, LLC) As of 03.01.07, such guarantor had a stated net worth of approximately $595,241 and liquidity of approximately $595,241

      o Woodcreek Village (110558) ( $10,400,000): No warm body carve-out guarantor (Fox General Indemnitor, LLC); As of 03.01.07, such guarantor had a stated net worth of approximately $595,241 and liquidity of approximately $595,241

      o Manhattan Beach Mall (109321) ($10,191,000): No warm body carve-out guarantor (Fox General Indemnitor, LLC); As of 03.01.07, such guarantor had a stated net worth of approximately $595,241 and liquidity of approximately $595,241 Provinces (109330) ($9,585,000):
            No warm body carve-out guarantor (Fox General Indemnitor, LLC); As of 03.01.07, such guarantor had a stated net worth of approximately $595,241 and liquidity of approximately $595,241

      o Beechgrove (110964) ($7,500,000): No warm body carve-out guarantor (Community Reinvestment Foundation, Inc.) As of 12.31.06, such guarantor had a stated net worth of approximately $7 million and liquidity of approximately $42,590; Guarantor is a non-profit corporation

      o Devon Ocala (110598) ($4,025,000): No carve-out guarantor (SPE Borrower only)

      37.   REMIC Eligibility.

      38.   Prepayment Premiums.

      39.   Reserved

      40.   Single-Purpose Entity.

      41.   Defeasance and Assumption Costs.

      42.   Defeasance.

      43.   Authorized to do Business.

      44.   Terrorism Insurance.

      o Metroplex (109333)($48,000,000): Terrorism insurance required for foreign acts only, to extent available at commercially reasonable rates; Premium capped at 150% of current portion allocable to terrorism insurance

      o Lynnwood (109334) ($22,168,000): Terrorism insurance required for foreign acts only, to extent available at commercially reasonable rates; Premium capped at 150% of current portion allocable to terrorism insurance

      o Ahwatukee Mercado (109048)( $13,483,000): Terrorism insurance required for foreign acts only, to extent available at commercially reasonable rates; Premium capped at 150% of current portion allocable to terrorism insurance

      o Woodcreek Village (110558) ( $10,300,000): Terrorism insurance required for foreign acts only, to extent available at commercially reasonable rates; Premium capped at 150% of current portion allocable to terrorism insurance

      o Manhattan Beach Mal l(109321) ($10,191,000): Terrorism insurance required for foreign acts only, to extent available at commercially reasonable rates; Premium capped at 150% of current portion allocable to terrorism insurance

      o Provinces (109330) ($9,585,000): Terrorism insurance required for foreign acts only, to extent available at commercially reasonable rates; Premium capped at 150% of current portion allocable to terrorism insurance

      45.   Operating Statements and Rent Rolls .

                                    EXHIBIT 3

                                  BILL OF SALE

            1.    Parties. The parties to this Bill of Sale are the following:

                  Seller:     Royal Bank of Canada
                  Purchaser:  Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (other than the servicing rights thereto) (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of August 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. $_____ (including accrued interest).

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this __ day of August, 2007.

SELLER:                                ROYAL BANK OF CANADA


                                       By: _____________________________________
                                           Name:
                                           Title:


PURCHASER:                             MORGAN STANLEY CAPITAL I INC.


                                       By: _____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT 4

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

Capmark Finance Inc.
116 Welsch Road
Horsham, Pennsylvania 19044

Centerline Servicing, Inc.
5221 North O'Connor Boulevard
Irving, Texas 75039

Wells Fargo Bank, National Association
Corporate Trust Office
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
Morgan Stanley Capital I Inc., Series 2007-IQ15

                            LIMITED POWER OF ATTORNEY

            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of One Liberty Plaza, New York, New York 10006, Attention: Anita Stefan (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Capmark Finance Inc., having an address of 116 Welsch Road, Horsham, Pennsylvania 19044 (the "Master Servicer"), Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), having an address of 5221 North O'Connor Boulevard, Irving, Texas 75039,
Attention: Amy L. Dixon (the "Special Servicer"), and Wells Fargo Bank, National Association, having an address of Corporate Trust Office, 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services (CMBS)
- Morgan Stanley Capital I Inc., Series 2007-IQ15 (the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the Master Servicer and, in the event of the failure or incapacity of the Trustee and the Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the Master Servicer, the Prudential Master Servicer, the General Special Servicer, the DC Hilton Special Servicer, the Trustee and the Paying Agent with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this __ day of August 2007.

Witnessed by:                          ROYAL BANK OF CANADA


___________________________            By:________________________
Print Name:                            Name:
                                       Title:

STATE OF______________________)

COUNTY OF_____________________)

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.


_______________________________________
Commission Expires: